                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                   Each of the undersigned does hereby appoint CELIA A. COLBERT, MARY M. McDONALD and BERT I. WEINSTEIN and each of them, severally, his/her true and lawful attorney or attorneys to execute on behalf of the undersigned (whether on behalf of the Company, or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) the Form l0-K Annual Report of Merck & Co., Inc. for the fiscal year ended December 3l, l993 under the Securities Exchange Act of l934, including amendments thereto and all exhibits and other documents in connection therewith.

                   IN WITNESS WHEREOF, this instrument has been duly executed as of the 22nd day of February, l994.

                                            MERCK & CO., Inc.


                                            By /s/ P. Roy Vagelos
                                              ----------------------------------
                                              P. Roy Vagelos
                                              (Chairman of the Board, President
                                              and Chief Executive Officer)


   /s/ P. Roy Vagelos             Chairman of the Board, President
- ----------------------------------and Chief Executive Officer
      P. Roy Vagelos              (Principal Executive Officer; Director)


   /s/ Judy C. Lewent             Senior Vice President and Chief Financial Officer
- ----------------------------------(Principal Financial Officer)
      Judy C. Lewent

   /s/ Peter E. Nugent            Vice President, Controller
- ----------------------------     (Principal Accounting Officer)
      Peter E. Nugent


                                   DIRECTORS


  /s/ H. Brewster Atwater, Jr.                     /s/ Charles E. Exley, Jr.
- --------------------------------                -----------------------------------
     H. Brewster Atwater, Jr.                         Charles E. Exley, Jr.

  /s/ Derek Birkin                                 /s/ William N. Kelley
- --------------------------------                -----------------------------------
     Derek Birkin                                     William N. Kelley

  /s/ Lawrence A. Bossidy                          /s/ Ruben F. Mettler
- --------------------------------                -----------------------------------
     Lawrence A. Bossidy                              Ruben F. Mettler

  /s/ William G. Bowen                             /s/ Richard S. Ross
- --------------------------------                --------------------------------
     William G. Bowen                                 Richard S. Ross

  /s/ Carolyne K. Davis                            /s/ Dennis Weatherstone
- ----------------------------------              -----------------------------------
     Carolyne K. Davis                                Dennis Weatherstone

  /s/ Lloyd C. Elam                                /s/ Martin J. Wygod
- --------------------------------                -----------------------------------
     Lloyd C. Elam                                    Martin J. Wygod

                                                                      EXHIBIT 24


                    I, Nancy V. Van Allen, Assistant Secretary of MERCK & CO., Inc., a Corporation duly organized and existing under the laws of the State of New Jersey, do hereby certify that the following is a true copy of a resolution adopted at a meeting of the Directors of said Corporation held in Whitehouse Station, New Jersey, on February 22, l994, duly called in accordance with the provisions of the By-Laws of said Corporation, and at which a quorum of Directors was present:

            "Special Resolution No. 10 - 1994

                    RESOLVED, that the proposed form of Form l0-K Annual Report of the Company for the fiscal year ended December 3l, l993 presented to this meeting is hereby approved with such changes as the proper officers of the Company, with the advice of counsel, deem appropriate; and

                    RESOLVED, that each officer and director who may be
            required to execute the aforesaid Form l0-K Annual Report or any amendments thereto (whether on behalf of the Company or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) is hereby authorized to execute a power of attorney appointing Celia A. Colbert, Mary M. McDonald and Bert I. Weinstein and each of them, severally, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead (in any such capacity) such Form l0-K Annual Report and any and all amendments thereto and any and all exhibits and other documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer or director might or could do in person."

                    IN WITNESS WHEREOF, I have hereunto subscribed my signature and affixed the seal of the Corporation this 22nd day of March, l994.




   [Corporate Seal]                              /s/ Nancy V. Van Allen
                                              ----------------------------
                                                      Assistant Secretary